Exhibit 99.1

Midwest Utilities Conference—Kohler

August 15, 2013

Cross Winds Energy Park Consumers Smart Energy Program

Gas Combined Cycle Plant

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND

INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2012 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods. Because the company is not able to estimate the impact of these matters, the company is not providing a reconciliation to the comparable future period reported earnings.

1

Key Takeaways

EPS a Growth

$1.70

7% +7% 5% +7% +8%

+12% +4% +12%

Actual EPS = 7%

+7%

+11% Yield ~4%

Actual EPS = 8% Yield ~3%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

Growth

5%-7% real growth

Dividend growth in line with earnings

Gross operating cash flow up $0.1 billion per year

Transparent

Ten-year investment plan

Constructive regulatory climate

Predictable

On track for 11th consecutive year of consistent, attractive financial performance

. . . . distinguish CMS.

2

CMS Managed its Work in 2012 . . . .

Adjusted EPS

(non-GAAP) First Half Second Half

+13¢

Hot Summer

$1.55

Guidance $1.52 to $1.55

Warm Winter

-13¢

delivering the high side of performance for customers and owners.

3

CMS Manages its Work in 2013 . . . .

Adjusted EPS

(non-GAAP) First Half Second Half

Better Than Plan

Sales

Health care

Financing & other

Net Benefits

Reinvestment

4¢ +14¢ Reliability complete 6¢

2 Gas case deferred 3

1 Reliability & other 5

7¢ Total Reinvestment 14¢

+7¢

Electric Weather

Guidance

. . . . by reinvesting cost savings and weather benefits into customer service.

4

Business Model . . . .

EPSa

7% $1.55 5% $1.45 $1.36

$1.26

b

$1.21

$1.08 $0.96 $0.90

$0.84 $0.81

Needed investment

Customer driven

Ten-year visibility

Regulatory support

Self-funded

Consistent high growth

EPS & dividend

Operating cash flow

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E Future

Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock delivers consistent financial performance.

5

Michigan’s Constructive Regulation . . . .

New Commissioner Commission

Previous Experience

Public Sector Consultants

Provided support for 2008 energy law

Provided research for Appendix A

Michigan Public Service Commission

Michigan Department of

Environmental Quality John Quackenbush (R), Chairman

Public Utility Commission of Texas Term Ends: July 2, 2017

Education

BS—Michigan State University

MPA—University of Texas-Austin

Sally Talberg (I)

Term Ends: July 2, 2019

Greg White (I)

Term Ends: July 2, 2015

strong law on the books supported by a quality commission.

6

Trend of O&M Cost Savings . . . .

Percent Change 25%

Inflation

-21% Cost Reductions

0

Prior Plan

-9%

Accelerated Cost

-6%

Reductions

New Plan

-15%

-25%

2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Lines smoothed for illustrative purposes.

accelerating; reducing risk.

7

Strong Customer Focus

– Cost Control . . . .

Average O&M Annual Change Examples of Cost Reductions

7% Amount Avg. Past (annual average) (mils)

Utilities

•	Western coal $250

2% Inflation 2% • Workforce restructuring 70 Avg. -8% -3% and benefit plans

Utilities

•	SAP 40 Consumers Productivity 50

-2% -1% -0.5%

Reinvested

Future (est. annual average)

-6% -6%

•	Classic 7 mothballed $20
•	Productivity 10
•	Benefit plans 30
•	Consumers Smart Energy 10

2006-2012 2012 2013E 2013-2017E

Annual Average 2012 Base Total Future Savings $70

holds down rates and helps fund better system reliability.

8

Strong Customer Focus – Cost Control

Average O&M Annual Change

7%

Avg.

Utilities

-8%

2006-2012 2012 2013E 2013-2017E Annual Average 2012 Base

Examples of Cost Reductions

Annual

Future(mils)

Classic 7 mothballed $20

Productivity 10

Benefit plans 30

Consumers Smart Energy 10

Additional cost controls

• Retiree health care $50

Tax benefits (COR) 70

Cross Winds® (PTC) 10

Low cost financing 8

Annual Reductions $208

has been enhanced and accelerated.

New Cost Savings

Gas Rate Case Avoideda Electric Rate Case Avoideda

?$100 Benefits

$49 Tax

Benefits

Tax/Other

Cross Winds?

$0 $0

2013 2014 2014

a Until 2015 test year

fully fund elimination of gas and electric cases!

Regulatory Filings

2013 ELECTRIC

File rate annual case

Securitization

Tax CON

Case

GAS

File rate annual case

Base Ratesa

ROE 10.3% EPS 5%—7% 2013

a Includes surcharges

2014 2015 2016 Avoid On Track New Michigan • Gas Plant Energy Policy • CON filed July 12

Air Permit approved July 26

Tax Accounting Request filed August 2

Avoid

Securitization filing September No Increase < Inflation

10.3% 10.3%

5%—7% 5%—7% 5% -5% 7%- 7% 2014 2015 2016

simplified to benefit customers.

Enhanced Near-Term Strategy

Prior

New

Rate case filings Annual Avoid until 2015 (test year)

Lowers

ROE Subject to review 10.3% into 2015 Risk

Customer base rate increases < 2% 0% thru 2014, < 2% after

Helps

Investment (2013-17) $7 billion $7 billion Customers

(Free 700 MW GCC)

O&M costs (2013-17) -1% -2% Sustains

Growth

EPS, OCF & dividend growth 5%—7% 5%—7%

allows CMS to deliver even more benefits to customers and shareowners.

Michigan Economy Performance . . . .

Gross Domestic Product – 2010 through 2012

WA 5th

MT ND

8.1 31.0 Best 6.7 MN

8.2 ME

SD 11%

OR WI 2.7 ID 4.7

13.8 VT NH

2.1 WY 5.9

MI NY 8.2 IA 6.1

(3.5) NE 6.6 MA

11.0 6.6

7.4 7.9 IL PA

NV RI 5.9 IN OH CT

UT CO 5.9 NJ

2.9 KS 2.4

12.3 7.3 1.0 8.7 6.2 MO MD 3.1 7.3 WV

4.3 KY VA DE 8.7 6.1 7.5 CA 8.6 1.4 OK TN

5.0 8.4 NC DC 4.7 AR 5.7 AZ NM 5.6 4.6 4.2 SC

0.7 MS

GA 7.6 AL

3.2

TX LA 5.0 5.7

13.0 4.6

FL

HI AK 3.6 Highest quintile 6.9 1.2 Fourth quintile Third quintile

U.S. Total = 6.7% Second quintile

Lowest quintile

Source: U.S. Department of Commerce – bea.gov, real GDP 2005 chained dollars, 2012 advance and 2009 – 2011 revised, 6/6/13 among the best in the nation.

Central West Michigan

Employment New or Expanding Businesses

10-Year History 2013 Announcements

Thousands

980

UP 7% since Sep-09

Statewide Numbers Investment—$3.3B

955 Jobs—21,600

50,000 jobs

930 JR Automation

Alticor Magna Undercar Challenge Center

905 Pulverdryer

Dieomatic Dart Container Denso Getman Mol-Son Martinrea 880 Summit Polymers

2003 2005 2007 2009 2011 2013

Source: http://www.michiganadvantage.org/Projects/ & http://milmi.org/

employment has returned; businesses are coming into area or expanding.

Ten-Year Capital Investment Plan

Clean Power Capacity Reliability Infrastructure

$3 Billion $2 Billion $3.5 Billion $4 Billion

Environmental New gas generation Consumers Smart Energy Gas distribution

Renewable energy Ludington Pumped Storage Main replacements Propane switching

Gas conversions Pipeline replacements Electric reliability Electric distribution

.in customer projects (none “bet the Company”) represents 80% of $15 billion plan.

Capital Investment Plan

2013 – 2017 Plan Opportunity Level

Faster Smart Energy

< $7 Billion Pipe replacements $10

Pole replacements Billion

More gas generation

Customer base rates <2%

>4%

at sustainable and affordable pace, in low-risk, “bite size” projects.

Capacity Needed

Installed Capacity Excl Classic 7 Classic 7

MW New Gas Plant Peak Demand with Reserve Margin 10,500

9,500

8,500 Market Purchases

7,500 6,500 5,500

4,500

2013 2014 2015 2016 2017 2018

to meet reserve requirements.

New Gas Plant CON Filed

CON filed July 12th

Expected decision within nine months

Reliability to be maintained for customers

Capacity needed to support future energy needs

Investment in Michigan to provide jobs and economic benefits

2012 2013 2014 2015 2016 2017

Air Permit

Submitted Approved July 25

Certificate of

Filed 7/12 Approval

Necessity? Project

Award Major Full Notice Commercial Contracts to Proceed Operation

Investment (mils) $6 $106 $345 $253 $40

progress continues as spending ramps-up post approvals.

Near-Term Catalysts

Catalysts Progress

1. Constructive regulation New commissioner appointed, Sally Talberg

2. Rate cases Avoided electric and gas rate cases to 2015 test year

3. Cost of removal Tax order anticipated by October 1st

4. Securitization To be filed this fall

5. Gas plant CON CON filed 7/12, order by early April 2014

6. Capital investment 10-year visibility, $15 billion investment plan

7. Self-funded growth NOLs and tax credits avoid need for block equity progress continues, more opportunities ahead.

Key Takeaways

EPS a Growth

$1.70

7% +7% 5% +7% +8%

+12% +4% +12%

Actual EPS = 7%

+7%

+11% Yield ~4%

Actual EPS = 8% Yield ~3%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

Growth

5%-7% real growth

Dividend growth in line with earnings

Gross operating cash flow up $0.1 billion per year

Transparent

Ten-year investment plan

Constructive regulatory climate

Predictable

On track for 11th consecutive year of consistent, attractive financial performance distinguish CMS.

Q & A Session

Upcoming Event

Investor Day—Grand Rapids, Michigan October 24

Appendix

EPS Growth

Net NOLs and Tax Credits

$0.8 $0.7 $0.7

$0.4 $0.4

$0.2 $0.1

2011 2012 2013E 2014E 2015E 2016E 2017E

Gross NOLs (bils) $1.5 $ 1.2 $ 1.1 $ 0.3 $ 0.2 $ 0 $ 0

“Block” Equity a $0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0

a Maintain existing DRIP and continuous equity program

self-funded.

Operating Cash Flow Growth

Amount (bils) $2.5

Gross operating cash flowa $2.2 up $0.1 billion per year 2.0 $1.8 $1.7 $1.6 1.5 Interest $1.5 rking capital $1.4 $1.3 taxes

1.0

Base Investment

0.5 Investment choices

0

Cash flow before dividend

(0.5)

2011 2012 2013E 2014E 2015E 2016E 2017E

NOLs & Credits $0.8 $0.7 $0.7 $0.4 $0.4 $0.2 $0.1

a Non-GAAP

Liquidity (as of 6/30/13)

Availability

$2.0 Billion CMS Energy 5-year revolver—2017 $548 mils

Consumers Energy

5-year revolver—2017 498

5-year revolver—2017 150

AR Facility—2014 250

Cash

537

Recent Financing Activities

CMS Energy

$250 million Senior Notes, 4.7% due 2043

$20 million Continuous Equity Program issued in mid-March

Consumers Energy

$425 million FMB, 3.95% due 2043

$325 million FMB, 3.375% due 2023

. . . . strong and conservative.

GAAP Reconciliation

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010	2011	2012
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28	$1.58	$1.42

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03	0.00	0.17
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)	(0.11)	(0.01)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*	(0.01)	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(	*)	(0.08)	0.08	(0.01)	(0.03)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36	$1.45	$1.55
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-12 EPS

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2011	2012	2013	2014	2015	2016	2017
Consumers Operating Income + Depreciation & Amortization	$1,527	$1,635	$1,735	$1,821	$1,948	$2,011	$2,113
Enterprises Project Cash Flows	24	17	20	29	37	44	56

Gross Operating Cash Flow	$1,551	$1,652	$1,755	$1,850	$1,985	$2,055	$2,169
Other operating activities including taxes, interest payments and working capital	(382)	(411)	(405)	(400)	(435)	(805)	(819)

Net cash provided by operating activities	$1,169	$1,241	$1,350	$1,450	$1,550	$1,250	$1,350

2011-17 OCF